UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces Telomir-1 Resets the Body’s Epigenetic Clock, Reverses DNA Methylation, and Restores Youthful Gene Regulation in an Ultra-Rare Accelerated Aging Animal Model of Werner Syndrome

Treatment restored gene control, extended telomere length beyond healthy levels, reversed muscle and weight loss, reduced oxidative stress, and resulted in 100% survival—highlighting Telomir-1’s potential to reverse key hallmarks of aging

On June 5, 2025, Telomir Pharmaceuticals, Inc. (NASDAQ: TELO), an emerging leader in age-reversal science, announced new data from a preclinical study of its lead compound, Telomir-1, in a validated animal model of Werner Syndrome (WS), an ultra-rare genetic disorder characterized by premature aging and shortened lifespan.

The data showed that oral administration of Telomir-1 reset key biological aging markers by restoring healthy DNA methylation, a process essential for proper gene regulation. The animal model used in the study carried a mutation in the WRN gene, which in humans is responsible for DNA repair and telomere maintenance. Dysfunction of this gene leads to genomic instability, epigenetic disruption, accelerated aging, and reduced lifespan.

Telomir-1 reversed this dysfunction by restoring methylation at two CpG island regions associated with the epigenetic clock, effectively resetting the gene regulation system. The study also demonstrated:

●	A significant increase in telomere length, exceeding levels observed in healthy controls
●	Full reversal of muscle and body weight loss in the disease model
●	Up to 50% reduction in oxidative stress markers
●	100% survival in all Telomir-1 treated animals, compared to 15% mortality in untreated controls

These findings confirm and build upon Telomir Pharmaceuticals’ previously reported results in a C. elegans model with WRN mutation, which showed restoration of lifespan and normalization of age-related physiological decline following Telomir-1 treatment.

The Company believes these data support the continued development of Telomir-1 as a novel therapeutic candidate targeting the fundamental mechanisms of aging-related diseases, including those driven by telomere dysfunction and epigenetic instability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: June 5, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer